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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 7, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702                34-1531521
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 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut     06880
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               (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.  Regulation FD Disclosure.

     Terex Corporation (the "Company") issued a press release on April 7, 2004, announcing a conference call to be held on Thursday, April 22, 2004 at 8:30 a.m., Eastern time, to review the Company's first quarter 2004 financial results. The teleconference and a replay of the teleconference will be accessible to the public.

     The Company also announced that it will be releasing its first quarter 2004 financial results to the wire services on Wednesday, April 21, 2004, after market close. This press release will also be available on the Company's website at www.terex.com.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on April 7, 2004.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 7, 2004


                                           TEREX CORPORATION


                                           By:  /s/ Phillip C. Widman
                                                Phillip C. Widman
                                                Senior Vice President
                                                and Chief Financial Officer